UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a party other than the Registrant  ☐

Check the appropriate box:
☒ Preliminary Proxy Statement.
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement.
☐ Definitive Additional Materials.
☐ Soliciting Material Pursuant to Rule 14a-12.

MODIGENE INC.

(Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

__________________________________________

(2)	Aggregate number of securities to which transaction applies:

__________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________

(4)	Proposed maximum aggregate value of transaction:

__________________________________________

(5)	Total fee paid:

__________________________________________

☐	Fee paid previously with preliminary materials:
 __________________________________________

☐
  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

___________________________________

(2) Form, Schedule or Registration Statement No.:

___________________________________

(3) Filing Party:

___________________________________

(4) Date Filed:

___________________________________

MODIGENE INC.
3 Sapir Street
Weizmann Science Park
Nes-Ziona, Israel 74140

[April 20], 2009

Dear Fellow Stockholder,

On behalf of the board of directors and management of Modigene Inc., we cordially invite you to attend the 2009 Annual Meeting of Stockholders of Modigene Inc., to be held at 12:00 p.m., local time, on Thursday, May 21, 2009, at 4400 Biscayne Boulevard, 14th floor, Miami, Florida.  The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about us that you should consider when deciding how to vote your shares.  We have also enclosed copies of our 2008 Annual Report on Form 10-K, which we are supplying as our annual report to stockholders.

As set forth in the attached proxy statement, the annual meeting will be held for the purpose of electing eight persons to serve as directors of Modigene Inc.  In addition, we are asking our stockholders to approve the following:

•	an amendment to our articles of incorporation changing our name to “[_________]”;

•	an amendment to our 2007 Equity Incentive Plan increasing the number of shares of common stock over which awards can be granted under the plan from 3,000,000 to 6,000,000; and

•	the ratification of Yarel + Partners as our independent registered public accounting firm for the year ended December 31, 2009.

Please take the time to carefully read each of the proposals stockholders are being asked to consider and vote on.

When you have finished reading the proxy statement, please promptly vote your shares by completing, signing, dating and returning the proxy card in the enclosed envelope.  Your vote is important, whether or not you attend the meeting in person.  We encourage you to vote by proxy so that your shares will be represented and voted at the meeting.  If you decide to attend the meeting and vote in person, your previously-delivered proxy may be revoked at your request.

We appreciate your support, and look forward to seeing you at the meeting.

Sincerely

Abraham Havron, Ph.D.
Chief Executive Officer

MODIGENE INC.
3 Sapir Street
Weizmann Science Park
Nes-Ziona, Israel 74140

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 21, 2009

To the stockholders of MODIGENE INC.:

The Annual Meeting of Stockholders of Modigene Inc., a Nevada corporation, will be held on Thursday, May 21, 2009, at 12:00 p.m., local time, at 4400 Biscayne Boulevard, 14th floor, Miami, Florida, for the following purposes:

1.	to elect eight members of the board of directors to serve for the ensuing year or until their respective successors have been duly elected;

2.	to approve an amendment to our articles of incorporation to change our name to “[_________]”;

3.	to approve an amendment to our 2007 Equity Incentive Plan;

4.	to ratify the appointment of Yarel + Partners as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

5.	to transact such other business as may properly be brought before the meeting or any postponements or adjournments of the meeting.

The board of directors is not aware of any other business to come before the meeting.  You may vote at the meeting and any postponements or adjournments of the meeting if you were the record owner of our common stock at the close of business on April 1, 2009.  In the event there are an insufficient number of votes for a quorum at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit further solicitation of proxies.

By order of the Board of Directors

Abraham Havron
Chief Executive Officer

Nes Ziona, Israel
[April 20], 2009

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 21, 2009.

The proxy statement and annual report to stockholders are available at [http://www.______.com].

IMPORTANT:  PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING.  THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

MODIGENE INC.

PROXY STATEMENT
FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
THURSDAY, MAY 21, 2009

This proxy statement is furnished in connection with the solicitation by the board of directors of Modigene Inc., a Nevada corporation, of proxies to be voted at the 2009 Annual Meeting of Stockholders.  This meeting is to be held at 4400 Biscayne Boulevard, 14th floor, Miami, Florida on Thursday, May 21, 2009 at 12:00 p.m., local time, or at any postponements or adjournments of the meeting.  This proxy statement, along with the accompanying Notice of 2009 Annual Meeting of Stockholders, summarizes the purposes of the meeting and provides information that you should consider when deciding how to vote your shares.

This proxy statement was first mailed to stockholders on or about [April 20], 2009.  Our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which includes our financial statements for the fiscal year ended December 31, 2008, which was filed with the Securities and Exchange Commission and which provides additional information about us, is being distributed to all stockholders entitled to vote along with these proxy materials.  You can also find a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 on the internet through the electronic data system provided by the Securities and Exchange Commission at http://www.sec.gov or through the Investors section of our website at [http://www._________.com].  Additional paper copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are available directly from our corporate offices upon request.  The Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and information on our website other than the proxy statement, are not part of our proxy soliciting materials.

The following is information regarding the meeting and the voting process, and is presented in a question and answer format.

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card from us because on April 1, 2009, the record date for the annual meeting, you owned shares of our common stock.  This proxy statement describes the matters that will be presented for consideration by the stockholders at the annual meeting.  It also gives you information concerning these matters to assist you in making an informed decision.

When you sign the enclosed proxy form, you appoint the proxy holder as your representative at the meeting.  The proxy holder will vote your shares as you have instructed in the proxy form, ensuring that your shares will be voted whether or not you attend the meeting.  Even if you plan to attend the meeting, you should complete, sign and return your proxy form in advance of the meeting just in case your plans change.

If you have signed and returned the proxy form and an issue comes up for a vote at the meeting that is not identified on the form, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her best judgment.

Who can vote?

You can vote if you were a record holder of our common stock, par value $0.00001 per share, at the close of business on April 1, 2009.

How many votes do I have?

You have one vote for each share of our common stock that you own of record.

How do I vote?

You may vote by mail or in person at the meeting.  Whether you plan to attend the annual meeting or not, we strongly encourage you to vote by mailing in your proxy.

If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or if you have stock certificates in your name, you may vote by completing, dating, signing and returning the enclosed proxy card in the enclosed postage prepaid envelope.

Your proxy will be voted in accordance with your instructions.  If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our board of directors, “for” the election of the nominees for director named in this proxy statement, “for” the approval of the amendment to our articles of incorporation, “for” the approval of the amendment to our 2007 Equity Incentive Plan, and “for” the ratification of our accountants.

Voting by proxy will not affect your right to attend the annual meeting and to vote in person.  Stockholders attending the meeting may, on request, vote their own shares even though they have previously sent in a proxy, and we will distribute written ballots at the meeting for this purpose.  Please note, however, that if your shares are held in the name of a bank, broker or other fiduciary nominee (or in what is usually referred to as “street name”), you will need to arrange to obtain a legal proxy from that person or entity in order to vote in person at the meeting.

Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting, just in case your plans change.

What does it mean if I receive more than one proxy card?

It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers.  Please sign and return ALL proxy cards to ensure that all your shares are voted.

If I hold shares in the name of a broker, who votes my shares?

If your shares are held in “street name” (that is, if they are held in the name of a bank, broker or other nominee), you must provide your bank, broker or other nominee with instructions on how to vote your shares.  If you received this proxy statement from your broker, bank or other nominee, that nominee should have given you instructions for directing how your broker should vote your shares.  It will then be the nominee’s responsibility to vote your shares for you in the manner you direct.

Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors and the ratification of independent auditors, but may not vote on non-routine matters, such as the adoption or amendment of a stock incentive plan, unless they have received voting instructions from the person for whom they are holding shares.  If there is a non-routine matter presented to stockholders at a meeting and your broker does not receive instructions from you on how to vote on that matter, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on that matter.  This is generally referred to as a “broker non-vote.”

Because the matters to be voted upon at the 2009 annual meeting include one non-routine matter, specifically the approval of the amendment to our 2007 Equity Incentive Plan, we strongly encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting.  You should do this by carefully following the instructions your broker gives you concerning its procedures.  This ensures that your shares will be voted at the meeting.

If your shares are held in street name and you wish to vote in person at the meeting, you should contact the broker or other nominee who holds your shares to obtain a broker’s proxy card that you can bring with you to the meeting.  You will not be able to vote at the meeting unless you have a proxy card from your broker.

What matters will be voted on at the meeting?

You are being asked to vote on the following matters:

•	the election of eight directors,

•	the approval of an amendment to our articles of incorporation changing our name to “[_________]”,

•	the approval of an amendment to our 2007 Equity Incentive Plan increasing the available shares under the plan from 3,000,000 to 6,000,000, and

•	the ratification of the appointment of Yarel + Partners as our independent registered public accounting firm for 2009.

These matters are more fully described in the proxy statement.  You are also being asked to approve any other business that may properly be brought before the meeting.  At the time this proxy statement is being mailed, we are not aware of any other business to be presented at the annual meeting.

What happens if any nominee that is up for election to the board is unable to stand for election?

If any of the director nominees named in this proxy statement is unable to stand for election, our board of directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee.  In the latter case, shares represented by proxies may be voted for a substitute nominee.  Proxies cannot be voted for more than eight nominees.  The board has no reason to believe any nominee will be unable to stand for election.

What options do I have in voting on each of the proposals?

You may vote “for” or “withhold authority to vote for” each nominee for director.  You may vote “for,” “against” or “abstain” on the approval of the amendment to our articles of incorporation, the approval of the amendment to our 2007 Equity Incentive Plan, the ratification of our independent registered public accounting firm and any other proposal that may properly be brought before the meeting.

How does the board recommend that I vote at the meeting?

Our board of directors recommends that you vote as follows:

•	“FOR” the re-election of all director nominees named in the “Proposal 1: Election of Directors” section of this proxy statement.

•
“FOR” the approval of the amendment to our articles of incorporation changing our name to “[_________]” as described in the “Proposal 2: Approval of Amendment to the Articles of Incorporation” section of this proxy statement.

•
“FOR” the approval of the amendment to our 2007 Equity Incentive Plan, increasing the number of shares available for issuance under the plan from 3,000,000 to 6,000,000 as described in the “Proposal 3: Approval of Amendment to the 2007 Equity Incentive Plan” section of this proxy statement.

•
“FOR” the ratification of Yarel + Partners as our independent registered public accounting firm for the 2009 fiscal year, as described in the “Proposal 4: Ratification of Independent Registered Public Accounting Firm” section of this proxy statement.

If any other matter is properly presented at the meeting or any postponements or adjournments, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his best judgment.  At the time this proxy statement was printed, we knew of no additional matters to be acted on at the annual meeting, other than those discussed in this proxy statement.

How many votes do we need to hold the annual meeting?

A majority of the shares that were outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.  On April 1, 2009, the record date, there were [35,549,028] shares outstanding.  A majority of these shares, or at least [17,774,515] shares, must be represented in person or by proxy at the meeting.

Shares are counted as present at the meeting if the stockholder either:

•	is present in person at the meeting; or

•	has properly submitted a signed proxy form or other proxy.

If a majority of shares is not present at the meeting, the meeting will be adjourned until a quorum is obtained.

How many votes are needed for each proposal?

Assuming a quorum is present at the annual meeting, nominees for directors are elected by a plurality of the votes cast, and the eight individuals receiving the highest number of votes cast “for” their election will be elected.

The approval of the proposed amendment to our articles of incorporation, the approval of the proposed amendment to our 2007 Equity Incentive Plan, the ratification of our independent registered public accountant and any other proposal that may properly be brought before the meeting must each receive the affirmative vote of a majority of the shares represented at the meeting and entitled to vote thereat.

Broker non-votes, if any, will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter.  So long as a quorum is present, broker non-votes will have no effect on the outcome of any matter to be voted on at the meeting.  Abstentions, however, will be counted as present and entitled to vote, so abstentions will have the same effect as a vote “against” the matter.

How are my votes cast when I sign and return a proxy card?

When you sign the proxy card and return it to the company, you appoint Shai Novik and Steven D. Rubin as your representatives at the meeting.  Either Mr. Novik or Mr. Rubin will vote your shares at the meeting as you have instructed them on the proxy card.  Each of these individuals may appoint a substitute to act for him at the meeting.

What if I do not vote for some of the matters listed on my proxy card?

If you return your proxy card but don’t indicate how you wish to vote on any matter, your shares will be voted “for” the nominees listed on the card, “for” the approval of the amendment to our articles of incorporation, “for” the approval of the amendment to our 2007 Equity Incentive Plan, and “for” the ratification of the appointment of Yarel + Partners.

What if I vote “abstain” on any matter?

If you vote to “abstain” on any matter, that will have the same effect as a vote “against” the matter.

Will my shares be voted if I do not return my proxy card and do not attend the annual meeting?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting.  Your shares will also not be able to be counted to determine if a quorum is present.  This is why we encourage you to complete and return your proxy card in advance of the annual meeting.

If your shares are held in street name, and you do not provide voting instructions to the bank, broker, or other nominee as described above, your nominee has discretionary authority to vote your un-voted shares on any of the routine matters presented at the meeting, such as the election of directors, the proposed amendment to our articles of incorporation and the ratification of independent auditors.  However, nominees generally may not vote on any non-routine matter, such as the proposed amendment to our 2007 Equity Incentive Plan, unless they have received voting instructions from the person for whom they are holding shares.  If your broker does not receive instructions from you on how to vote on the proposed amendment to our 2007 Equity Incentive Plan, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on that proposal.  Nominees may also choose not to exercise their discretionary authority if you do not instruct them how to vote.  We encourage you to provide voting instructions to your broker or other nominee, to ensure that your shares will be voted at the meeting in the manner you desire.

Can I revoke my proxy?

If you return your proxy card, you may revoke it at any time before it is voted at the meeting.  There will be no double-counting of votes, so only your latest-dated vote will count. You can revoke your proxy in any one of the following ways:

•	sending a new proxy card bearing a later date, which will automatically revoke an earlier instruction;

•	notifying our President, Shai Novik, in writing at 3 Sapir Street, Nes Ziona, Israel 47140 before the annual meeting that you have revoked your proxy; or

•	attending the meeting in person and voting in person. Attending the meeting in person will not by itself revoke a previously-delivered proxy unless you specifically request it.

How are votes counted?

Voting results will be tabulated by our transfer agent and certified by our inspector of election.  A representative of the company will serve as inspector of election.  The votes are confidential, and only our transfer agent, the inspector of election and our employees that have been assigned the responsibility for overseeing the legal aspects of the annual meeting will have access to your proxy card.

What are the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies.  Our directors and employees may solicit proxies in person or by telephone, fax or email.  We will not pay these directors and employees any additional compensation for these services.  We will ask banks, brokers and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies.  We will then reimburse them for their out-of-pocket expenses.

What happens if the meeting is postponed or adjourned?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting.  You will still be able to change or revoke your proxy until it is voted.

Do I need to bring anything to the meeting?

If you are a stockholder eligible to vote at the meeting and you would like to attend the meeting and vote in person, you must bring a valid, government-issued photo identification, such as a driver’s license or passport, to verify your identity.

Where do I find the voting results of the meeting?

We will announce voting results at the meeting.  The voting results will also be disclosed in our Form 10-Q for the quarter ending June 30, 2009.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock, as of [April 1, 2009], by (a) each person who, to our knowledge, owns more than 5% of our common stock; (b) each of our directors, director nominees and executive officers; and (c) all of our executive officers, directors and director nominees as a group.  Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Modigene Inc., 3 Sapir Street, Weizmann Science Park, Nes-Ziona, Israel 74140.  Shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days of [April 1, 2009], are deemed outstanding for computing the share ownership and percentage of the person holding such options and warrants, but are not deemed outstanding for computing the percentage of any other person.

Name of Beneficial Owner	No. of Shares of Common Stock Beneficially Owned	% of Common Stock Outstanding

5% Stockholder:

Kevin Kimberlin (1)	2,636,744	7.38%
c/o Spencer Trask & Co.
535 Madison Avenue
New York, NY 10022

Directors and Executive Officers:

Director Nominees:
Fuad Fares(2)	1,814,905	5.11%
Phillip Frost(3)	7,434,332	20.40%
Marian Gorecki(4)	8,333	*
Abraham (Avri) Havron(5)	780,310	2.16%
Jane H. Hsiao(6)	1,266,666	3.54%
Shai Novik(7)	1,996,389	5.49%
Steven D. Rubin(8)	37,333	*
Adam Stern(9)	1,159,077	3.21%

Executive Officers (non-director):
Eyal Fima(10)	122,822	*
Steve Schaeffer	0	-

Directors and Executive Officers as a group (10 persons)(11)	14,620,167	37.77%

*          Less than 1%

(1)
Represents: (i) 607,204 shares of common stock held by Spencer Trask Breakthrough Partners, LLC, of which 51,194 are currently being held in escrow; (ii) 1,023,871 shares of common stock held by ST Edison Partners LLC, of which 51,194 are currently being held in escrow; (iii) 302,526 shares of common stock held by Spencer Trask Private Equity Accredited Fund III LLC, of which 11,376 are currently being held in escrow; (iv) 511,935 shares held by Spencer Trask Illumination Fund LLC, of which 25,597 are currently being held in escrow; (v) currently exercisable warrants to purchase an aggregate of 172,488 shares of common stock held by Spencer Trask & Co.; and (vi) currently exercisable warrants to purchase an aggregate of 18,750 shares of common stock held by Spencer Trask Private Equity Accredited Fund III LLC, all based on amounts reported in Item 3 of Mr. Kimberlin’s most recent Schedule 13D filing with the Securities and Exchange Commission on December 2, 2008.  All escrowed shares are being held to satisfy claims that may arise as a result of a breach by Modigene Inc., a Delaware corporation (“Modigene Delaware”), of its representations, warranties or covenants made in the Agreement and Plan of Merger dated as of May 9, 2007 (the “Merger Agreement”) pursuant to which we acquired Modigene Delaware and its subsidiary ModigeneTech Ltd., an Israeli corporation (“ModigeneTech”).  These escrowed shares will be eligible to be released after May 9, 2009 if no claims are made under the Merger Agreement prior to such date.

(2)
The number of shares beneficially owned by Dr. Fares includes 90,745 shares currently being held in escrow to satisfy claims that may arise as a result of a breach by Modigene Delaware of its representations, warranties or covenants made in the Merger Agreement, which will be eligible to be released after May 9, 2009 if no claims are made under the Merger Agreement prior to such date.

(3)
The number of shares beneficially owned by Dr. Frost consists of (i) 6,535,666 shares of common stock, (ii) vested and exercisable warrants to purchase 266,666 shares of common stock, and (iii) 632,000 shares of Series A Preferred Stock that are convertible on a one-for-one basis into newly issued shares of common stock.  All securities reported are held by Frost Gamma Investments Trust, of which Phillip Frost, M.D. is the trustee and Frost Gamma, L.P. is the sole and exclusive beneficiary.  Phillip Frost, M.D. is one of two limited partners of Frost Gamma, L.P.  The general partner of Frost Gamma, L.P. is Frost Gamma, Inc., and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation.  Phillip Frost, M.D. is also the sole shareholder of Frost-Nevada Corporation.  The address of Frost Gamma Investments Trust is 4400 Biscayne Boulevard, Suite 1500, Miami, Florida 33137.

(4)	Consists of 8,333 shares of common stock eligible to be acquired within 60 days through the exercise of options.

(5)	Includes 534,667 shares of common stock eligible to be acquired within 60 days through the exercise of options.

(6)
The number of shares beneficially owned by Dr. Hsiao consists of (i) 1,051,333 shares of common stock, (ii) vested and exercisable warrants to purchase 63,333 shares of common stock, and (iii) 152,000 shares of Series A Preferred Stock that are convertible on a one-for-one basis into newly issued shares of common stock. Dr. Hsiao’s address is c/o The Frost Group, 4400 Biscayne Boulevard, Suite 1500, Miami, Florida 33137.

(7)
The number of shares beneficially owned by Mr. Novik includes (i) 58,866 shares currently being held in escrow to satisfy claims that may arise as a result of a breach by Modigene Delaware of its representations, warranties or covenants made in the Merger Agreement, which will be eligible to be released after May 9, 2009 if no claims are made under the Merger Agreement prior to such date, and (ii) 819,074 shares of common stock eligible to be acquired within 60 days through the exercise of options.

(8)
The number of shares beneficially owned by Mr. Rubin consists of (i) 27,666 shares of common stock, (ii) vested and exercisable warrants to purchase 1,667 shares of common stock, and (iii) 8,000 shares of Series A Preferred Stock that are convertible on a one-for-one basis into newly issued shares of common stock.  Mr. Rubin’s address is c/o The Frost Group, 4400 Biscayne Boulevard, Suite 1500, Miami, Florida 33137.

(9)
Includes 607,204 shares of common stock owned by Spencer Trask Breakthrough Partners LLC, with respect to which Mr. Stern shares voting and investment power, of which 51,194 are currently being held in escrow to satisfy claims that may arise as a result of a breach by Modigene Delaware of its representations, warranties or covenants made in the Merger Agreement, which will be eligible to be released after May 9, 2009 if no claims are made under the Merger Agreement prior to such date.  Also includes warrants to purchase 441,550 shares of common stock which are eligible to be exercised within 60 days and with respect to which Mr. Stern shares voting and investment power.  Also includes options to purchase 110,323 shares of common stock held by Mr. Stern, which are eligible to be exercised within 60 days.  Mr. Stern’s address is c/o Spencer Trask Ventures, 535 Madison Avenue, 12th Floor, New York, New York 10022.

(10)	Consists of 122,822 shares of common stock eligible to be acquired within 60 days through the exercise of options.

(11)	Footnotes (2) through (10) are incorporated herein.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires that our directors, executive officers and 10% stockholders file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Such persons are also required to furnish us with copies of all Section 16(a) forms they file.  A Form 4 relating to the September 26, 2008 sale of shares beneficially owned by Adam Stern, one of our directors, was filed late on February 13, 2009.  No other person failed to comply with the filing requirements of Section 16(a) during 2008 and there are no late filings to report.  In making this statement, we have relied solely on our examination of the copies of Forms 3, 4 and 5 provided to us and the written representations of our former and current directors, officers and 10% stockholders.

PROPOSAL I

ELECTION OF DIRECTORS

At the annual meeting of stockholders, you will be asked to elect eight directors for a one-year term expiring at the next annual meeting of stockholders.  If elected, each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

Upon the recommendation of the Governance Committee, our board of directors has nominated eight persons for election at this annual meeting, and our board of directors recommends that these persons be elected as directors.  Each of the nominees currently serves as a member of our board of directors.

Our board of directors recommends that the persons named below be elected as our directors and it is intended that the accompanying proxy will be voted for their election as directors, unless the proxy contains contrary instructions.  Unless the proxy is marked so as to withhold authority to vote for any individual nominee or for all nominees, the shares represented by the each executed and returned proxy card will be voted “FOR” the election of the nominees proposed by the board of directors (unless one or more nominees is unable or unwilling to serve).  We have no knowledge that any of the nominees will refuse or be unable to serve as directors, but if any of the nominees becomes unavailable for election, the holders of proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting, or the size of the board of directors will be fixed at a lower number.

The directors are elected by a plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the annual meeting.

Each of the nominees currently serves as a member of our board of directors.

The board of directors unanimously recommends you vote your shares “FOR” each of the nominees for director.

Nominees for Election to the Board of Directors

The names of the nominees for election to our board of directors, and certain information about these nominees, are set forth below.  For information concerning the number of shares of common stock beneficially owned by each nominee, see “Security Ownership of Certain Beneficial Owners and Management” below.

Name	Age	Position

Phillip Frost, M.D.	72	Chairman of the Board

Fuad Fares, D.Sc.	53	Chief Scientific Officer Director

Marian Gorecki, Ph.D.	68	Director

Abraham (Avri) Havron, Ph.D.	61	Chief Executive Officer Director

Jane H. Hsiao, Ph.D., M.B.A.	61	Director

Shai Novik, M.B.A.	43	President Director

Steven D. Rubin	48	Director

Adam Stern	45	Director

Phillip Frost, M.D., Chairman of the Board. Dr. Frost was appointed as one of our directors in May 2007, and in March 2008 was appointed as the Chairman of the Board.  Dr. Frost is the Chief Executive Officer and Chairman of OPKO Health, Inc. (OPK-NYSE Alternext US), a specialty healthcare company focused on the development of novel agents for ophthalmic disease and innovative diagnostic imaging systems.  Dr. Frost is the former Chairman and Chief Executive Officer of IVAX Corp. since 1987, until IVAX’s sale to Teva Pharmaceuticals (TEVA-NASDAQ) in 2006. He has served as the Vice Chairman of the Board of Teva Pharmaceuticals (TEVA-NASDAQ) since January 2006. Dr. Frost was named Chairman of the Board of Ladenburg Thalmann & Co., Inc. (LTS-NYSE Alternext US), an investment banking and securities brokerage firm listed on the NYSE Alternext US, in July 2006 and has been a director of Ladenburg Thalmann since March 2005.  Dr. Frost is also the Chairman of the Board for Ideation Acquisition Corp. (IDI-NYSE Alternext US).  He serves on the Board of Regents of the Smithsonian Institution, a member of the Board of Trustees of the University of Miami, a Trustee of each of the Scripps Research Institutes, the Miami Jewish Home for the Aged, and the Mount Sinai Medical Center. Dr. Frost is also a director of Northrop Grumman Corp. (NOC-NYSE), Continucare Corporation (CNU-NYSE Alternext US), and Castle Brands, Inc. (ROX-NYSE Alternext US).  Dr. Frost received his M.D. from the Albert Einstein College of Medicine.

Fuad Fares, D.Sc., Chief Scientific Officer (ModigeneTech), Director. Dr. Fares has served as the Chief Scientific Officer of ModigeneTech Ltd., an Israeli corporation (“ModigeneTech”) since 2002 and director of Modigene Inc., a Delaware corporation (“Modigene Delaware”) since 2005, and became one of our directors in May 2007. Dr. Fares has been the head of the Molecular Biology Division, Biochemical Research Unit, Department of Biochemistry and Molecular Genetics at the Carmel Medical Center in Haifa, Israel, and has been the Managing Director of Galili Herbal since 1999. While doing postdoctoral work at Washington University (St. Louis, Missouri), Dr. Fares worked with Professor Irving Boime to develop our platform technology. Dr. Fares was elected a research member at the Rappaport Institute for Research in Medical Sciences (Technion - Israel Institute of Technology, Bruce Rappaport Faculty of Medicine, 1995-1997). He is the recipient of several awards including the prestigious Lindner Prize of the Israel Endocrine Society (2004) and the Shawers Prize of the Israel Endocrine Society (1997). Dr. Fares is the author of over forty scientific articles and chapters in scientific textbooks.  He is a member of two Israeli organizations: the Israel Endocrine Society and the Israeli Society for Biochemistry and Molecular Biology. In the United States, Dr. Fares is a member of the Clinical Ligand Assay Society (CLAS), and the New York Academy of Sciences. He received a D.Sc. in pharmacology from the Technion - Israel Institute of Technology (Haifa, Israel).

Marian Gorecki , Ph.D., Director. Dr. Gorecki was appointed as one of our directors in March 2008. Dr. Gorecki has been a director of Mediwound Ltd., a biotechnology company developing products in the fields of burn and wound management, since 2007, and from 2001 through 2006 he served as the CEO of Mediwound. He co-founded and served as the general manager and a board member of Bio Technology General, later renamed Savient Pharmaceuticals Inc.(SVNT-NASDAQ). Dr. Gorecki led the development and commercialization of 7 biotechnology drugs, including: bovine growth hormone, human growth hormone, HEP-B vaccine, insulin, Puricase (currently in Phase III clinical trials), hyaluronic-acid based devices for orthopedic and ophthalmic application, Debrase (currently in Phase III clinical trials). Dr. Gorecki currently serves as chairman of Thrombotech Ltd., a biotechnology company developing a peptide used with current standard stroke treatments. Dr. Gorecki is the inventor of 21 issued patents and is the author of 73 peer-reviewed scientific articles. Dr. Gorecki earned his Ph.D. in biochemistry and molecular biology from the Weizmann Institute of Science, and served as a research fellow at the Massachusetts Institute of Technology (MIT).

Abraham (Avri) Havron, Ph.D., Chief Executive Officer, Director.  Dr. Havron has served as the Chief Executive Officer and a director of Modigene Delaware and ModigeneTech since 2005, and became one of our directors in 2007.  Dr. Havron is a 25-year veteran of the biotechnology industry and was a member of the founding team and Director of Research and Development of Interpharm Laboratories (a subsidiary of Serono) from 1980 to 1987, which developed the multiple sclerosis drug Rebif, with current sales of more than $1 billion annually; Vice-President Manufacturing and Process-Development of BioTechnology General Ltd., Rehovot, Israel (a subsidiary of Savient Pharmaceuticals) from 1987 to 1999; and Vice President and Chief Technology Officer of Clal Biotechnology Industries Ltd. from 1999 to 2003.  Dr. Havron’s managerial responsibilities included the co-development of several therapeutic proteins and other bio-pharmaceuticals currently in the market, including recombinant hGH (BioTropin), recombinant Hepatitis B Vaccine (Bio-Hep-B), recombinant Beta Interferon (Rebif), recombinant human Insulin and hyaluronic acid for ophthalmic and orthopedic applications.  Dr. Havron earned his Ph.D. in Bio-Organic Chemistry, from the Weizmann Institute of Science, and served as a Research Fellow in the Harvard Medical School, Department of Radiology.

Shai Novik, M.B.A., President, Director.  Mr. Novik has served as the President and a director of Modigene Delaware since its inception, and became our President and one of our directors in May 2007.  From 2003 to 2005, Mr. Novik was the Managing Director of A.S. Novik, a private investment firm, and from 2000 to 2002 he was Managing Director of A-Online Capital, an investment firm.  Mr. Novik previously served as Chief Operating Officer and Head of Strategic Planning of THCG, a technology and life sciences investment company from 1998 to 2000.  THCG was a portfolio company of Greenwich Street Partners, one of the largest U.S. private equity funds.  THCG’s own portfolio included several life sciences and medical devices companies.  Prior to his position at THCG, Mr. Novik served as Chief Operating Officer and Chairman of Strategy Committee of RogersCasey, an investment advisory company serving Fortune 500 companies such as DuPont, Kodak, General Electric and others, from 1994 to 1998.  Mr. Novik is the co-founder and Chairman of the Board of Stentomics Inc., a private drug-eluting stent technology company developing next-generation, polymer-free drug-eluting stent solutions.  Mr. Novik also serves on the boards of the privately-held companies Ucansi Inc. and Odysseus Ventures Ltd.  Mr. Novik served for seven years in the Israeli Defense Forces, and received his M.B.A, with Distinction, from Cornell University.

Jane H. Hsiao, Ph.D., M.B.A., Director.  Dr. Hsiao was appointed as one of our directors in May 2007.  Dr. Hsiao served as the Vice Chairman-Technical Affairs of IVAX Corporation from 1995 to January 2006, when Teva acquired IVAX.  Dr. Hsiao served as IVAX’s Chief Technical Officer since 1996, and as Chairman, Chief Executive Officer and President of IVAX Animal Health, IVAX’s veterinary products subsidiary, since 1998.  From 1992 until 1995, Dr. Hsiao served as IVAX’s Chief Regulatory Officer and Assistant to the Chairman.  Dr. Hsiao served as Chairman and President of DVM Pharmaceuticals from 1998 through 2006.  Dr. Hsiao is the Vice Chairman and Chief Technical Officer of OPKO Health, Inc. (OPK-NYSE Alternext US), a biotech pharmaceutical company; and a director of Non-Invasive Monitoring Technologies, Inc., a medical device company; a director of Safestitch Medical, Inc., a medical device company; and a director of Neovasc, Inc., a medical device company.  Dr. Hsiao received a Ph.D. in Pharmaceutical Chemistry from the University of Illinois, Chicago.

Steven D. Rubin, Director.  Mr. Rubin has served as one of our directors since February 2008.  He is currently the Executive Vice President – Administration and a director of OPKO Health Inc. since 2007.  He currently also serves as a director of Safestitch Medical Inc., a medical device company; Dreams Incorporated, a manufacturer and provider of licensed sports products; Kidville, Inc., an operator of upscale learning and play facilities for children; Neovasc, Inc., a medical device company; Cardo Medical, Inc., a producer and distributor of orthopedic and spinal medical devices; Castle Brands, Inc., a developer and marketer of premium brand spirits; and Non-Invasive Monitoring Systems, Inc., a non-invasive medical device company.  Previously, Mr. Rubin served as the Senior Vice President, General Counsel and Secretary of IVAX Corporation from August 2001 until September 2006.  Mr. Rubin holds a B.A. from Tulane University and a J.D. degree from the University of Florida, Gainesville.

Adam Stern, Director.  Mr. Stern has served as a director of Modigene Delaware since 2006, and became one of our directors in May 2007.  Mr. Stern is a Senior Managing Director of Spencer Trask, and is a member of Spencer Trask Breakthrough Partners LLC, a significant stockholder of our company.  Mr. Stern has over 18 years of venture capital, investment banking and sales experience focusing on the technology and life science sectors of the capital markets.  He has completed over 100 transactions throughout his career, including private placements, public offerings and mergers & acquisitions, valued in excess of several billion dollars.  Mr. Stern has been a keynote speaker and conference panelist nationally on topics ranging from PIPE transactions (private placements in public equity) to reverse mergers and venture capital. Mr. Stern is currently a Senior Managing Director of Spencer Trask, which he joined in September 1997 from Josephthal & Co., members of the New York Stock Exchange, where he served as Senior Vice President and Managing Director of Private Equity Marketing from 1989 to 1997.  He has been a FINRA-licensed securities broker since 1987 and a General Securities Principal since 1991.  Mr. Stern holds a Bachelor of Arts degree with Honors in Corporate Communications from the University of South Florida in Tampa.

There are no family relationships among our directors or executive officers.  Further, none of the above-listed directors has been either convicted in any criminal proceeding during the past five years or a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws or commodities laws.  Similarly, no bankruptcy petitions have been filed by or against any business or property of any of our directors, nor has any bankruptcy petition been filed against a partnership or business association in which these persons were general partners or executive officers.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

General

The size of our board of directors is set at nine.  We have eight directors currently serving, with one vacancy.  If all of the nominees are elected at this year’s meeting, there will be eight directors immediately after the meeting.

Generally, the board oversees our business and monitors the performance of our management.  In accordance with our corporate governance procedures, the board does not involve itself in our day-to-day operations, which are monitored by our executive officers and management.  Our directors fulfill their duties and responsibilities by attending regular meetings of the board and through committee membership, which is discussed below.

Under the charter of our Governance Committee, discussed further below, our Governance Committee has been charged with the responsibility of making a determination whether current directors should be nominated for re-election as their terms expire.  As a part of such process, the Governance Committee determines whether each director is “independent” in accordance with the requirements set forth by the board of directors and the definition of independent director as defined in the rules of the Securities and Exchange Commission and the NYSE Alternext US (formerly the American Stock Exchange), whose standards of independence our board of directors has determined to adopt under the requirements of Regulation S-K promulgated under the Exchange Act.  In accordance with these responsibilities, in February 2009 our Governance Committee met and determined that all of our incumbent directors, Fuad Fares, Phillip Frost, Marian Gorecki, Avri Havron, Jane Hsiao, Shai Novik, Steve Rubin and Adam Stern, would be recommended for nomination for re-election to the board by our stockholders.

Independent Directors

We are not currently listed on any national securities exchange or in an inter-dealer quotation system that has a requirement that our board of directors be independent.  However, in evaluating the independence of its members and the composition of the committees of the board of directors, the board utilizes the definition of “independence” as that term is defined by applicable listing standards of the NYSE Alternext US (formerly the American Stock Exchange) and Securities and Exchange Commission rules, including the rules relating to the independence standards of an Audit Committee and the non-employee director definition of Rule 16b-3 promulgated under the Exchange Act.

The board of directors expects to continue to evaluate its independence standards and whether and to what extent the composition of the board and its committees meets those standards.  We intend on an ongoing basis to appoint such persons to the board and committees of the board as are expected to be required to meet the corporate governance requirements imposed by a national securities exchange.  Therefore, we intend that a majority of our directors will be independent directors, of which at least one director will qualify as an “audit committee financial expert,” within the meaning of Item 407(d)(5) of Regulation S-K, as promulgated by the Securities and Exchange Commission. We anticipate that our board, under the guidance of the Governance Committee, will analyze whether a director is independent by evaluating, among other factors, the following:

•	Whether the director has any material relationship that may impair his or her independent judgment;

•	Whether the director is a current employee of our company or our subsidiaries or was an employee of our company or our subsidiaries within the three years preceding the determination date;

•
Whether the director accepted or has an immediate family member who accepted any compensation from our company or our subsidiaries within the three years preceding the determination of independence, other than (a) compensation for board or board committee service, (b) compensation paid to an immediate family member who is an employee (other than an executive officer) of the company, (c) compensation received for former service as an interim executive officer (provided the interim employment did not last longer than one year), or (d) benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•
Whether the director is, or has an immediate family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments exceeding certain amounts in any of our most recent three fiscal years;

•
Whether the director is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of our executive officers serve on the compensation committee of such other entity; and

•
Whether the director is, or has an immediate family member who is, a current partner of our outside auditor, or was a partner or employee of our outside auditor who worked on our audit at any time during any of the past three years.

The above list is not exhaustive, and we anticipate that our board and our Governance Committee will consider all other factors that may assist in its and their determination that a director will have no material relationship that could compromise that director’s independence.

At the commencement of the 2008 fiscal year, our board of directors consisted of Eugene Bauer, Fuad Fares, Phillip Frost, Avri Havron, Jane Hsiao, Joel Kanter, Shai Novik, and Adam Stern.  Using the standards described above, our board of directors determined that Dr. Bauer, Dr. Frost, Dr. Hsiao and Mr. Kanter were “independent” directors, as that term is defined by applicable listing standards of the American Stock Exchange (now known as the NYSE Alternext US) and the rules and regulations of the Exchange Act, including the rules relating to the independence standards of an Audit Committee and the non-employee director definition of Rule 16b-3 promulgated under the Exchange Act.  The board determined that Mr. Stern was not independent as a result of cash commissions paid to Spencer Trask Ventures, Inc. (an entity of which Mr. Stern is a managing director) in 2007, as disclosed under the heading “Certain Relationships and Related Transactions,” below, and that Mr. Novik and Drs. Havron and Fares were not independent as a result of their consulting or employment relationships with us.  Effective February 29, 2008, each of Mr. Bauer and Mr. Kanter resigned from the board of directors.  On March 4, 2008, Steve Rubin and Marian Gorecki were appointed to the board of directors to fill the vacancies caused by Mr. Bauer’s and Mr. Kanter’s respective resignations, in accordance with the Company’s bylaws, which allow the then-serving board members to fill any vacancy in the board.  At that time, our board of directors determined that Dr. Gorecki and Mr. Rubin were considered independent based on the standards described above.  On February 5, 2009, our board of directors reaffirmed that each of the directors whom it had determined to be independent in 2008 were still independent based on the standards described above.

Meetings

The board of directors held four regular meetings during 2008.  All of the directors attended at least 75% of these meetings and of the meetings of the committees on which they served.  We have scheduled a board meeting in conjunction with our annual meeting, to take place immediately following the annual meeting, and expect that our directors will attend our annual meeting.  However, we have no formal policy regarding attendance by our directors at annual meetings of stockholders, although we encourage attendance and expect that most of our directors will attend these meetings.  We did not hold an annual stockholders meeting in 2008.

Code of Ethics

The board of directors believes that it is important to encourage the highest level of corporate ethics and responsibility.  Among other things, the board has adopted a written code of ethics, which applies to all of our directors, officers and employees, as well as a procedure for allowing employees to anonymously report any problems they may detect with respect to our financial reporting.  We believe that our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.  The code of ethics, as well as other information pertaining to our committees, corporate governance and reporting with the Securities and Exchange Commission, can be found on our website at http://www.modigeneinc.com.

Committees

Under our corporate governance procedures, our board of directors has established an Audit Committee, a Compensation Committee and a Governance Committee.  The following indicates the members of each committee and provides a narrative description of the committees’ primary functions.

Audit Committee

We require that our Audit Committee consist of at least two members of the Board of Directors, until such time, if any, as our common stock is listed on the NYSE Alternext US, at which time the Audit Committee will be required to consist of at least three members.  We require that all Audit Committee members be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statements, and that at least one member, through appropriate education and/or experience, satisfy the definition of “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission.  Dr. Gorecki and Mr. Rubin were appointed by the board of directors to serve on the Audit Committee until their respective successors have been duly elected.  Both Dr. Gorecki and Mr. Rubin have served as members of the Audit Committee from the time of their appointment in March 2008.  No other persons served on our Audit Committee in 2008.  Our board of directors has determined that Mr. Rubin qualifies as an “audit committee financial expert” under the applicable rules of the Securities and Exchange Commission.  In making this determination, our board of directors determined that he has accounting and related financial management expertise within the meaning of the aforementioned rules.

If all of the nominees for director presented at the annual meeting are elected, Mr. Rubin and Dr. Gorecki will continue to serve as our Audit Committee.  Our board has determined that all of the members of the Audit Committee are independent as that term is defined by applicable listing standards of the NYSE Alternext US (the standard adopted by our board of directors) and the rules and regulations of the Securities and Exchange Commission.

Our Audit Committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls.  The primary functions of the Audit Committee are to: (a) oversee the company’s accounting and financial report processes and the audits of the company’s financial statements; and (b) assist the board in fulfilling its oversight of the integrity of the financial statements of the company and other published financial information, our compliance with legal and regulatory requirements, the independent auditor’s qualification and independence, and the performance of our internal audit function and independent auditors.  In performing these functions, our Audit Committee strives to maintain free and open communication between our directors, independent auditor and financial management.  The committee’s duties, responsibilities and functions are further described in its charter, which is available on our website at http://www.modigeneinc.com.

The Audit Committee met four times in 2008.

Compensation Committee

We require that our Compensation Committee consist of at least three members of the board of directors, each of whom must be an independent director as defined by the independence standards established by our board of directors, an “outside” director pursuant to Section 162(m) of the Internal Revenue Code and a “non-employee” director under Section 16 of the Exchange Act.  The Compensation Committee is currently comprised of Dr. Frost (Chairman), Dr. Gorecki and Dr. Hsiao.  Prior to their resignations, Dr. Bauer and Mr. Kanter served as members of the Compensation Committee.

If all of the nominees for director presented at the annual meeting are elected, Dr. Frost, Dr. Hsiao and Dr. Gorecki will continue to serve as the Compensation Committee.  The board has determined that each of these nominees is an independent director as defined by the independence standards established by our board of directors, an “outside” director pursuant to Section 162(m) of the Internal Revenue Code and a “non-employee” director under Section 16 of the Exchange Act.

Our Compensation Committee reviews and approves the compensation of executive officers and key employees and administers our equity incentive plans.  The committee evaluates each executive’s performance as compared with our performance as a whole and his or her personal performance in relation to key performance factors which include:

•	Key annual business results, including both financial and non-financial factors compared to plan;

•	Corporate strategy and development for the mid to long term;

•	Personal effectiveness, values, intensity and communication; and

•	Responsibilities and contribution to the execution of our strategies.

The committee also discusses the stock price and stockholder returns during the fiscal year in comparison to the average comparable public biotechnology company, as well as historical compensation levels of our Chief Executive Officer and other executive officers and comparable compensation levels of such officers at companies comparable to us.  With respect to director compensation, the committee reviews and discusses market standards for comparable companies and defines such compensation.

The committee’s duties, responsibilities and functions are further described in its charter, which is available on our website at http://www.modigeneinc.com.

The Compensation Committee met five times during 2008.

Governance Committee

Our Governance Committee is required to consist of at least three members of the board of directors, and currently consists of Dr. Frost, Mr. Novik and Dr. Gorecki.  Prior to his resignation, Dr. Bauer served as a member of the Governance Committee.

If all of the nominees for director presented at the annual meeting are elected, Dr. Frost, Mr. Novik and Dr. Gorecki will continue to serve as our Governance Committee. The board has determined that each of these nominees, other than Mr. Novik, is an “independent” director as defined by the independence standards established by our board of directors.

The primary functions of the Governance Committee are to:  (a) identify qualified individuals to serve as directors of the company; (b) make recommendations to the board of directors with respect to the nomination of such individuals for election as directors at the company’s annual meeting of stockholders; (c) determine membership on the board committees; (d) monitor the composition of the board; and (e) develop and establish corporate governance policies and procedures for the company.  The Governance Committee’s duties, responsibilities and functions are further described in its charter, which is available on our website at http://www.modigeneinc.com.

The Governance Committee met one time in 2008.

Director Nominations and Qualifications

In making its nominations for persons to be elected to the board of directors and included in our proxy statement, the Governance Committee of our board of directors is required to develop and establish qualification criteria for membership on the board, and is required to interview individuals qualified to become members of the board of directors in accordance with the criteria established by the committee.  As part of this process, the committee will consider individuals recommended by the stockholders of the company, if any.  Generally, the committee believes that, at a minimum, directors should possess certain qualities, including the highest personal and professional ethics and integrity, a sufficient educational and professional background, demonstrated leadership skills, sound judgment, an ability to communicate effectively with management, and an ability to meet the standards and duties set forth in our code of ethics.  The committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and to ensure the nominees’ “independence” so that at least a majority of the directors on the board will be deemed “independent” in accordance with our corporate governance standards.  Currently, there are no fees paid to any third party to identify or assist in identifying or evaluating nominees.

All of the nominees for election as directors for the 2009 annual meeting were nominated by our board of directors upon the recommendation of the Governance Committee.  The committee did not receive any stockholder nominations for directors.

Director Compensation

We expect to establish compensation arrangements for our board of directors.  Currently, our directors are entitled to reimbursement of expenses incurred in connection with their service, but we do not otherwise compensate our directors.

The following table sets forth information with respect to compensation of our directors (other than directors who are named executive officers, for whom disclosure of any compensation for service as a director is fully reflected in the Summary Compensation Table below under the heading “Management”) during fiscal year 2008.

Director	Fees Earned or Paid in Cash ($)	Option Awards ($)(9)	All Other Compensation ($)	Total ($)

Fuad Fares(1)	$0	$0	$36,000	$36,000

Phillip Frost(2)	$0	$0	$0	$0

Marian Gorecki(3)	$0	$9,359	$0	$9,359

Jane Hsiao(4)	$0	$0	$0	$0

Steven Rubin(5)	$0	$0	$0	$0

Adam Stern(6)	$0	$17,369	$0	$17,369

Joel Kanter(7)	$0	$17,369	$0	$17,369

Eugene Bauer(8)	$0	$17,369	$0	$17,369

(1)
Dr. Fares received no stock option awards or other compensation for his services as a director in 2008.  Dr. Fares is Chief Scientific Officer of ModigeneTech and receives compensation as such pursuant to the terms of a consulting agreement with ModigeneTech as discussed in the narrative following this table.  The amount reported under “All Other Compensation” represents Dr. Fares’ compensation pursuant to this consulting agreement.

(2)	Dr. Frost received no stock option awards in the 2008 fiscal year.

(3)
Aggregate stock option awards outstanding at the end of the 2008 fiscal year held by Dr. Gorecki consisted of options granted in 2008 to purchase 25,000 shares of our common stock.  The options vest in three equal annual installments on March 4, 2009, March 4, 2010 and March 4, 2011, and expire March 4, 2018.

(4)	Dr. Hsiao received no stock option awards in the 2008 fiscal year.

(5)	Mr. Rubin received no stock option awards in the 2008 fiscal year.

(6)
Mr. Stern received no stock option awards in the 2008 fiscal year.  Aggregate stock option awards outstanding at the end of the 2008 fiscal year held by Mr. Stern consisted of (a) options granted in 2007 to purchase 25,000 shares of our common stock, which options are fully vested and expire May 9, 2017, and (b) options issued in 2007 to purchase 85,323 shares of our common stock, which options were issued in exchange for options to purchase 50,000 shares of common stock of Modigene Delaware, and which options are fully vested and expire September 25, 2016.

(7)
Mr. Kanter resigned as a director effective February 29, 2008.  Mr. Kanter received no stock option awards in the 2008 fiscal year.  Aggregate stock option awards outstanding at the end of the 2008 fiscal year held by Mr. Kanter consisted of (a) options granted in 2007 to purchase 25,000 shares of our common stock, which options are fully vested and expire May 9, 2017, and (b) options issued in 2007 to purchase 85,323 shares our common stock, which options were issued in exchange for options to purchase 50,000 shares of common stock of Modigene Delaware, and which options are fully vested and expire December 14, 2015.

(8)
Dr. Bauer resigned as a director effective February 29, 2008.  Dr. Bauer received no stock option awards in the 2008 fiscal year.  Aggregate stock option awards outstanding at the end of the 2008 fiscal year held by Dr. Bauer consisted of (a) options granted in 2007 to purchase 25,000 shares of our common stock, which options are fully vested and expire May 9, 2017, and (b) options issued in 2007 to purchase 119,452 shares our common stock, which options were issued in exchange for options to purchase 70,000 shares of common stock of Modigene Delaware, and which options are fully vested and expire December 14, 2015.

(9)
The amounts in this column represent the dollar amount recognized for financial statement reporting purposes in the 2008 fiscal year in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“FAS 123R”), in connection with outstanding awards of stock options.  The following assumptions were made in connection with the determination of such amounts: (a) the value of the Modigene Delaware common stock of $1.50 per share based on private placement closed in December 2005; (b) our fair value served as underlying assets’ price (Spot Price) required by Black & Scholes formula; (c) average expiration date; (d) the annual risk free rate is 4.67%; and (e) based on comparable firms, a volatility of 85.0% was set.

Dr. Fuad Fares, our director and Chief Scientific Officer of ModigeneTech, entered into a consulting agreement with ModigeneTech on January 1, 2007.  Pursuant to this consulting agreement, Dr. Fares serves as Chief Scientific Officer of ModigeneTech on a part-time basis, at a monthly compensation rate of $3,000 (plus any applicable V.A.T.).  In addition, Dr. Fares will be entitled to payments ranging from $7,000 to $37,500 upon successful achievement of certain milestones related with our development of a new biotechnology platform.  The aggregate amount of all milestone payments that Dr. Fares may receive is $102,000.  The consulting agreement had an initial 24-month term, expiring on December 31, 2008, with an option to extend for subsequent 12-month periods upon mutual agreement of the parties.  Either party may terminate the agreement on 30 days’ prior notice; however, if we terminate the agreement for any reason other than Dr. Fares’ material breach of the agreement, Dr. Fares will be entitled to a severance payment equal to $18,000.  Pursuant to the agreement, Dr. Fares agreed to a nonsolicitation provision (relating to our employees), which is to be effective for a period of one year subsequent to any termination of the agreement.  All payments under the consulting agreement are made in Israeli shekels (IS) translated at an exchange rate of 3.86 IS per U.S. dollar.

MANAGEMENT

Our executive officers, their ages and positions as of April 1, 2009, are as follows:

Name	Age	Position

Abraham (Avri) Havron, Ph.D.	61	Chief Executive Officer Director

Shai Novik, M.B.A.	43	President Director

Fuad Fares, D.Sc.	53	Chief Scientific Officer Director

Eyal Fima, M.B.A.	45	Vice President of Product Development, ModigeneTech

Steve Schaeffer	59	Chief Financial Officer

Biographical information follows for the executive officers named in the above chart who do not also serve as our directors.

Eyal Fima, M.B.A., Vice President of Product Development (ModigeneTech).  Dr. Fima has served as ModigeneTech’s Vice President of Product Development since November 2005.  Formerly, Dr. Fima was the Co-Founder & CEO of NatSpears Ltd. – a biotechnology company focused on targeted cancer therapeutics via protein fusion, for treatment of prostate and pancreatic cancer from 2002 to 2005.  Dr. Fima was a research fellow at the Immunology Department of Ben-Gurion University in Israel from 2001 to 2002, where he researched the involvement of PKC eta (signal transduction) in breast cancer.  Dr. Fima is the former National and Olympic coach of the Israeli Taekwondo team, leading the team to medals in world championships of 1998 and 2000, and in European championships in 1997, 1998 and 1999.  Dr. Fima received his Ph.D. on the development of immunotherapeutic protocols and cytokines regulation from Ben-Gurion University’s Medical School in Israel, and an M.B.A. from Ben-Gurion University’s Business School in Israel.

Steve Schaeffer, Chief Financial Officer.  Mr. Schaeffer was appointed as our Chief Financial Officer in March 2009.  Mr. Schaeffer has over 30 years of accounting and tax experience.  His specialty is corporate tax including reorganizations, acquisitions and dispositions.  In 1993, he co-founded Cohen & Schaeffer, P.C., a full service CPA firm.  Prior to founding Cohen & Schaeffer, Mr. Schaeffer was a tax partner at BDO Seidman and a principal at Laventhol & Horwath heading up the mergers and acquisitions department.  Before entering public accounting, he worked for ten years at the Internal Revenue Service.  In addition, he taught graduate level tax courses and presented seminars in corporate tax.

There are no family relationships among our directors or executive officers.  Further, none of the above-listed executive officers has been either convicted in any criminal proceeding during the past five years or a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws or commodities laws.  Similarly, no bankruptcy petitions have been filed by or against any business or property of any of our executive officers, nor has any bankruptcy petition been filed against a partnership or business association in which these persons were general partners or executive officers.

Summary Compensation Table

The table below sets forth a summary, for the last two fiscal years, of the cash and non-cash compensation awarded, paid or accrued by us to our Chief Executive Officer and the only other two highly compensated executive officers who received annual compensation in excess of $100,000.  Each of these named executive officers is entitled to certain payments in connection with resignation, retirement or other termination, or a change in control as described more fully under the heading “Agreements with Named Executive Officers.”

All currency amounts are expressed in U.S. dollars.  Pursuant to the terms of their agreements with us, all payments to the named executive officers are made in Israeli shekels (IS) translated at an exchange rate of 3.86 IS per U.S. dollar.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)

Dr. Abraham Havron	2008	$215,000	$0	$288,254	$12,703	(2)	$515,957
CEO	2007	140,000	60,000	303,184	0		503,184

Shai Novik	2008	$250,000	$0	$288,254	$12,703	(2)	$550,957
President	2007	201,290	102,500	303,184	0		606,974

Eyal Fima	2008	$100,000	$0	$48,042	$21,177	(2)	$169,219
Vice President,	2007	83,333	37,500	35,611	21,177	(2)	177,621
Product Development

(1)
The amounts in this column represent the dollar amount recognized for financial statement reporting purposes in the 2008 fiscal year in accordance with FAS 123R in connection with outstanding awards of stock options.  The assumptions used in valuing these awards may be found in note 7(f) to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008.

(2)	Represents our expense associated with the officer’s company car and associated tax gross-up payments.

Agreements with Named Executive Officers

Consulting Agreement with Dr. Abraham (Avri) Havron.  On January 1, 2007, Dr. Havron, our Chief Executive Officer and director, entered into a consulting agreement with Modigene Delaware, which was assumed by us in our acquisition of the business of Modigene Delaware and ModigeneTech.  Pursuant to the consulting agreement, as amended, Dr. Havron serves as our Chief Executive Officer on a part-time basis at an annual compensation rate of $215,000.  He is eligible to receive an annual cash bonus up to $60,000 and is entitled to the use of a company car.  We also agreed to “gross up” Dr. Havron’s consulting fee with respect to any additional tax liability resulting from the use of the company car.  Either party may terminate the agreement on 30 days’ prior notice; however, if we terminate the agreement for any reason other than Dr. Havron’s material breach, Dr. Havron will be entitled to a lump sum severance payment of $40,000.  Pursuant to the consulting agreement, Dr. Havron agreed to a nonsolicitation provision (relating to our employees), which is to be effective for a period of one year subsequent to any termination of the agreement.  The consulting agreement had an initial term of one year with an option to extend by mutual agreement of the parties.  The consulting agreement was extended by mutual agreement of the parties through December 31, 2008 and then again through December 31, 2009.  Effective June 1, 2008, the consulting agreement was amended to provide that payments will be in Israeli shekels (IS) translated at an exchange rate of 3.86 IS per U.S. dollar.

Employment Agreement with Shai Novik.  On December 14, 2005, Mr. Novik, our President and director, entered into an employment agreement with Modigene Delaware, which was assumed by us in our acquisition of the business of Modigene Delaware and ModigeneTech.  Pursuant to the employment agreement, as amended, Mr. Novik is entitled to an annual base salary of $250,000 and is eligible to receive a cash bonus of up to $85,000.  He is also entitled to the use of a company car, a “gross up” with respect to any additional tax liability resulting from the use of the company car and such benefits as are provided generally to our executive officers.  The agreement had an initial two-year term that expired December 14, 2007, which term is automatically extended for additional successive one-year terms on each one-year anniversary, unless either party gives written notice, no less than 60 days prior to the end of the then-current term of an election not to renew the agreement.  The employment agreement includes a covenant limiting his ability to compete with us during his employment and for a period of one year following his termination, and includes a nonsolicitation provision that applies during the same period.  Effective June 1, 2008, the employment agreement was amended to provide that payments will be in Israeli shekels (IS) translated at an exchange rate of 3.86 IS per U.S. dollar.

If Mr. Novik voluntarily terminates his employment (other than in connection with a change of control and certain other reasons), Mr. Novik will be entitled only to payment of his base salary through the date of termination, and will not be entitled to any performance bonus for that year.  However, if Mr. Novik terminates the agreement as the result of a material breach by us, or if the term expires and is not renewed by us, he will be entitled to payment of his base salary over a 12-month period following the termination, plus the value of any accrued benefits.  If we terminate Mr. Novik other than for cause (as defined in the agreement), Mr. Novik will be entitled to receive an amount equal to his then-current base salary over the 12-month period following termination, plus the value of accrued benefits and a pro-rata portion of the current year’s performance bonus.  If Mr. Novik is terminated for cause, he will be entitled to receive only any amounts that were due and owing to him at the time of such termination.

If either (a) Mr. Novik terminates his employment for good reason (as defined in the agreement) or (b) we or our successor terminate Mr. Novik’s employment within 12 months of a change in control (as defined in the agreement), then Mr. Novik will be entitled to receive a lump-sum payment equal to the lesser of (i) his base salary for 12 months and (ii) his base salary for the remainder of the term, plus the value of accrued benefits and a pro-rata portion of the current year’s performance bonus.  In addition, all unvested stock options would immediately vest and become exercisable.  This amount is subject to reduction so that the total amount of payments or benefits provided to Mr. Novik under his employment agreement or any benefit plans or agreements will not constitute an “excess parachute payment” under the Internal Revenue Code.

Employment Agreement with Eyal Fima.  On November 16, 2005, Dr. Fima, Vice President of Product Development of ModigeneTech, entered into an employment agreement with ModigeneTech. The agreement had an initial one-year term, which term is automatically extended for additional successive one-year terms on each one-year anniversary, unless either party gives written notice, no less than 90 days prior to the end of the then-current term of an election not to renew the agreement.  Dr. Fima’s current annual base salary is $100,000. In addition, Dr. Fima is eligible to receive an annual cash bonus of up to 50% of his base salary, based on corporate and personal milestones, along with equity performance awards, each as determined by ModigeneTech’s board of directors. In addition, Dr. Fima is entitled to use of a company car. The employment agreement includes a covenant limiting his ability to compete with us during his employment and for a period of one year following his termination, and includes a nonsolicitation provision that applies during the same period.  Effective June 1, 2008, the employment agreement was amended to provide that payments will be in Israeli shekels (IS) translated at an exchange rate of 3.86 IS per U.S. dollar.

If Dr. Fima voluntarily terminates his employment under the agreement, or if the term expires in accordance with the notice provisions of the agreement, Dr. Fima will be entitled only to payment of his base salary through the date of termination, and will not be entitled to any performance bonus for that year.  However, if Dr. Fima terminates the agreement as the result of a material breach by us, or if we terminate the agreement prior to the end of the current term other than for cause, he will be entitled to a severance payment and other payments to which he is entitled under Israeli law.  If Dr. Fima is terminated for cause, he will be entitled to receive only any amounts that were due and owing to him at the time of such termination.

Outstanding Equity Awards at Fiscal Year-End 2008

The following table summarizes the equity awards made to our named executive officers that were outstanding at December 31, 2008.

	Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Dr. Abraham Havron	31,286	(1)			0.88	12/14/2015
	145,048	(2)			0.88	12/14/2016
	66,667	(3)	133,333	(3)	2.00	5/9/2017
			900,000	(4)	0.90	3/1/2018

Shai Novik	170,645	(5)			0.88	12/14/2015
	145,048	(6)			0.88	12/14/2015
	145,048	(7)			0.88	12/14/2016
	66,667	(8)	133,333	(8)	2.00	5/9/2017
			900,000	(9)	0.90	3/1/2018

Eyal Fima	42,661	(10)			0.88	12/14/2015
	42,661	(11)			0.88	12/14/2016
			150,000	(12)	0.90	3/1/2018

(1)
Option to purchase 31,286 shares of our common stock at an exercise price of $0.88 per share.  Option was granted in exchange for an employee stock option to acquire 31,286 shares of Modigene Delaware common stock at an exercise price of $1.50 per share granted on December 14, 2005, which option was vested in full at the time of our acquisition of the business of Modigene Delaware and expires 10 years after the date of grant.

(2)
Option to purchase 145,048 shares of our common stock at an exercise price of $0.88 per share.  Option was granted in exchange for an employee stock option to acquire 85,000 shares of Modigene Delaware common stock at an exercise price of $1.50 per share granted on December 14, 2006, which option was vested in full at the time of our acquisition of the business of Modigene Delaware and expires 10 years after the date of grant.

(3)
Option to purchase 200,000 shares of our common stock at an exercise price of $2.00 per share granted on May 9, 2007, which vests in three equal installments on the first, second and third anniversaries of the date of grant and expires 10 years from the date of grant.

(4)
Option to purchase 900,000 shares of our common stock at an exercise price of $0.90 per share granted on March 1, 2008, which vests in four equal installments on the first, second, third and fourth anniversaries of the date of grant and expires 10 years from the date of grant.

(5)
Option to purchase 170,645 shares of our common stock at an exercise price of $0.88 per share.  Option was granted in exchange for an employee stock option to acquire 100,000 shares of Modigene Delaware common stock at an exercise price of $1.50 per share granted on December 14, 2005, which option was vested in full at the time of the merger and expires 10 years after the date of grant.

(6)
Option to purchase 145,048 shares of our common stock at an exercise price of $0.88 per share.  Option was granted in exchange for an employee stock option to acquire 85,000 shares of Modigene Delaware common stock at an exercise price of $1.50 per share granted on December 14, 2005, which option was vested in full at the time of our acquisition of the business of Modigene Delaware and expires 10 years after the date of grant.

(7)
Option to purchase 145,048 shares of our common stock at an exercise price of $0.88 per share.  Option was granted in exchange for an employee stock option to acquire 85,000 shares of Modigene Delaware common stock at an exercise price of $1.50 per share granted on December 14, 2006, which option was vested in full at the time of our acquisition of the business of Modigene Delaware and expires 10 years after the date of grant.

(8)
Option to purchase 200,000 shares of our common stock at an exercise price of $2.00 per share granted on May 9, 2007, which vests in three equal installments on the first, second and third anniversaries of the date of grant and expires 10 years from the date of grant.

(9)
Option to purchase 900,000 shares of our common stock at an exercise price of $0.90 per share granted on March 1, 2008, which vests in four equal installments on the first, second, third and fourth anniversaries of the date of grant and expires 10 years from the date of grant.

(10)
Option to purchase 42,661 shares of our common stock at an exercise price of $0.88 per share. Option was granted in exchange for an employee stock option to acquire 25,000 shares of Modigene Delaware common stock at an exercise price of $1.50 per share granted on December 14, 2005, which option was vested in full at the time of the merger and expires 10 years after the date of grant.

(11)
Option to purchase 42,661 shares of our common stock at an exercise price of $0.88 per share. Option was granted in exchange for an employee stock option to acquire 25,000 shares of Modigene Delaware common stock at an exercise price of $1.50 per share granted on December 14, 2006, which option was vested in full at the time of the merger and expires 10 years after the date of grant.

(12)
Option to purchase 150,000 shares of our common stock at an exercise price of $0.90 per share granted on March 1, 2008, which vests in four equal installments on the first, second, third and fourth anniversaries of the date of grant and expires 10 years from the date of grant.

Securities Authorized for Issuance Under Equity Compensation Plans

Upon our acquisition of Modigene Delaware, we adopted and assumed Modigene Delaware’s 2005 Stock Incentive Plan and the then-outstanding options were automatically converted into options to purchase shares of our common stock.  Because the acquisition and the private placement transactions resulted in the former stockholders of Modigene Delaware owning less than 50% of our outstanding stock, under the terms of the 2005 Plan the vesting of all options issued under the 2005 Plan was accelerated, and all of such options became immediately exercisable.

Our board of directors and stockholders adopted the 2007 Equity Incentive Plan on February 26, 2007, which reserves a total of 3,000,000 shares of our common stock for issuance.  Subject to the authorization of our stockholders as discussed in Proposal III, the board of directors has adopted an amendment to the 2007 Plan reserving an additional 3,000,000 shares for issuance under the 2007 Plan.  The compensation committee of our board of directors administers the 2007 Plan.  Subject to the terms of the 2007 Plan, the Compensation Committee has complete authority and discretion to determine the terms of awards under the 2007 Plan.  The board has the power, which it has delegated to the Compensation Committee, to amend, suspend or terminate the 2007 Plan without stockholder approval or ratification at any time or from time to time, except that no change may be made that increases the total number of shares of common stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year.  Unless sooner terminated, the 2007 Plan will terminate ten years after it is adopted.

As of the end of fiscal year 2008, we had the following securities authorized for issuance:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

	(a)	(b)	(c)

Equity compensation plans approved by security holders	4,432,292	$1.12	517,380

Equity compensation plans not approved by security holders	1,058,921	$1.43	-

Total	5,491,213	$1.28	517,380

The securities listed in the above table as securities to be issued upon exercise of outstanding options, warrants and rights under equity compensation plans not approved by security holders consist of a total of (a) warrants to purchase an aggregate of 290,950 shares of our common stock at an exercise price of $2.50 per share, which were issued by us to broker/dealers as partial compensation for their services in connection with our private placement in May 2007, (b) warrants to purchase an aggregate of 66,666 shares of our common stock at an exercise price of $2.50 per share, which were issued by us to a broker as compensation for services in connection with a limited private placement to four strategic investors in May 2007, and (c) warrants to purchase an aggregate of 701,305 shares of our common stock at an exercise price of $0.88, which were issued by us in exchange for warrants originally granted by Modigene Delaware as compensation for broker/dealer services in connection with a private placement conducted by Modigene Delaware in December 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

2008 Sale of Series A Preferred Stock

On March 25, 2008, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Frost Gamma Investments Trust (the “Frost Trust”), Jane Hsiao, M.B.A., Ph. D., Steven D. Rubin, and Subbarao Uppaluri (collectively, the “Investors”).  Dr.Phillip Frost, the Chairman of our board of directors, is the sole trustee of the Frost Trust. Frost Gamma, L.P. is the sole and exclusive beneficiary of the Frost Trust, and Dr. Frost is one of two limited partners of Frost Gamma, L.P. The general partner of Frost Gamma, L.P. is Frost Gamma, Inc. and the sole stockholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is the sole stockholder of Frost-Nevada Corporation. Dr. Hsiao and Mr. Rubin are also our directors.

Pursuant to the Purchase Agreement, we sold to the Investors 800,000 shares of Series A preferred stock, $0.00001 par value per share (the “Series A Preferred Stock”), at $2.50 per share, for an aggregate purchase price of $2,000,000. Of the 800,000 shares of Series A Preferred Stock purchased under the Purchase Agreement, the Frost Trust purchased 632,000 shares for $1,580,000, Dr. Hsiao purchased 152,000 shares for $380,000 and Mr. Rubin purchased 8,000 shares for $20,000.  The Series A Preferred Stock is convertible, at the option of each holder, beginning on March 1, 2009 and ending at 5:00 p.m., Eastern time, on March 25, 2012, without the payment of any additional consideration, into our common stock at the applicable conversion price discussed below.  If any holder of shares of Series A Preferred Stock has not exercised the conversion right on or before March 12, 2012, then at that time all outstanding shares of Series A Preferred Stock will automatically convert, without the payment of any additional consideration, into our common stock at the applicable conversion price discussed below.  Generally, each share of Series A Preferred Stock will be convertible into common stock based upon a conversion ratio equal to (x) $2.50, divided by (y) the conversion price in effect at the time of conversion, which will initially be $2.50.  Accordingly, the initial conversion ratio will be one share of common stock for one share of Series A Preferred Stock.  The conversion ratio is subject to adjustment in the event that the aggregate market value of our common stock, during any forty-five (45) trading days within any consecutive ninety (90) day period, equals or exceeds $150 million, and in the event of subdivisions, combinations, consolidations and similar corporate events.

2008 Line of Credit

On March 25, 2008, simultaneously with the closing of the transaction under the Purchase Agreement, we entered into a Credit Agreement and a Note and Security Agreement with The Frost Group, LLC (“TFG”), a Florida limited liability company whose members include the Frost Trust, Dr. Hsiao and Mr. Rubin.  Under this line of credit, we may, at our discretion, borrow up to $10,000,000, which proceeds may be used for working capital or general corporate purposes, as approved by our board of directors.  The maturity date for the line of credit is March 25, 2009, unless (i) we have borrowed any funds under the line of credit prior to March 25, 2009, or (ii) we elect to extend the line of credit. In either of such events the maturity date will be extended until March 25, 2013. Upon the maturity date, as the same may be extended, we will be obligated to repay to TFG all outstanding borrowings, together with any accrued interest, and the line of credit will terminate. We are obligated to pay interest on outstanding borrowings under the line of credit at a 10% annual rate. In the event we determine to draw on the line of credit, or we elect to extend the maturity date until March 25, 2013, we will issue to TFG 5-year warrants to purchase 1,500,000 shares of our common stock at an exercise price of $0.99 per share.  These warrants, if issued, will expire five years from the date of issuance.  Under the line of credit, we granted to TFG a security interest in substantially all of our assets other than our intellectual property.  We have not borrowed any funds under the line of credit, and do not expect to borrow any funds prior to March 25, 2009.  In March 2009, TFG agreed to grant the Company until April 30, 2009 to elect whether to extend the line of credit.

2007 Private Sale of Shares

In May 2007, we sold an aggregate of 5,533,333 shares of our common stock, plus warrants to purchase 333,333 shares of our common stock, to four strategic investors led by Dr. Phillip Frost and Dr. Jane Hsiao, who became directors following completion of the sale, and including Mr. Steven Rubin, who was appointed as a director in February 2008, for total consideration of $2,000,000. The issuance of the shares of our common stock and the warrants in connection with the private sale was not registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated by the SEC. In connection with the private sale, Spencer Trask Ventures, Inc. (referred to as Spencer Trask) was paid a cash commission of $150,000 and granted warrants to purchase 66,666 shares of our common stock. Adam Stern, one of our directors, is a managing partner of Spencer Trask.

Compensation Payable to Broker/Dealers and Agreements with Spencer Trask

In connection with a May 2007 private placement of our common stock, we paid cash commissions totaling approximately $699,000 and granted warrants to purchase an aggregate of 294,209 shares of our common stock to broker/dealers who introduced investors in the private placement.  Spencer Trask was one of the broker/dealers who assisted in the offering. Adam Stern, a director of the company, is a managing partner of Spencer Trask.

We are a party to an engagement letter dated January 9, 2007, with Spencer Trask and Roth Capital Partners, LLC, providing for the payment of compensation upon the sale of our securities to certain investors introduced by such firms. In addition, in December 2005, Modigene Delaware entered into a five-year finder’s fee agreement with Spencer Trask, which provides for the payment of finder’s fees to Spencer Trask in the event of certain transactions involving Modigene Delaware.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future document filed with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that such report is specifically stated to be incorporated by reference into such document.

The Audit Committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls.  The Audit Committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K.

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2008 with management and Yarel + Partners, our independent registered public accounting firm.  The committee has discussed with Yarel + Partners the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and has received the written disclosures and the letter from Yarel + Partners required by the applicable requirements of the Public Company Accounting Oversight Board regarding Yarel + Partners’ communications with the audit committee concerning independence, and has discussed with Yarel + Partners their independence.  Based on the review and discussions with management and Yarel + Partners, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ending December 31, 2008 for filing with the Securities and Exchange Commission.

Respectfully submitted, by the members of the Audit Committee of the board of directors

Steven Rubin, Chairman
Marian Gorecki

PROPOSAL II

PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

The board of directors of the Company has unanimously approved an amendment to the Company’s Amended and Restated Articles of Incorporation too change the name of the Company from “Modigene Inc.” to “[_________]”  If our stockholders approve the proposed change of name, the implementation of the new name will occur upon filing of the amendment to our Amended and Restated Articles of Incorporation, which we expect to be on or about May 21, 2009.  The full text of the proposed amendment to our Amended and Restated Articles of Incorporation is set forth in Appendix A hereto.

The board of directors and management of the Company believe that the proposed name change will increase identification of the Company as a company focused on biotechnology.  Specifically, it is intended that the name will lead to heightened recognition of the scientific aspects of the Company’s operations, and will help to distinguish the company from other entities in the genetics field.

To be approved by the Company’s stockholders, the amendment to our Amended and Restated Articles of Incorporation changing our name from “Modigene Inc.” to “[_________]” must receive the affirmative vote of a majority of shares outstanding and entitled to vote at the meeting.  The board of directors unanimously recommends that you vote your shares FOR the amendment to our Amended and Restated Articles of Incorporation.

PROPOSAL III

PROPOSED AMENDMENT TO THE 2007 EQUITY INCENTIVE PLAN

Since 2007, the Company has maintained the Modigene Inc. 2007 Equity Incentive Plan (the “2007 Plan”).  The Board of Directors of LDG adopted the 2007 Plan, and the stockholders of LDG, Inc. subsequently approved the adoption of the 2007 Plan, on February 26, 2007.  In February 2008, the Compensation Committee of the board of directors, under the authority granted to them to administer the 2007 Plan, adopted an administrative amendment to the 2007 Plan in order to clarify the scope of the Compensation Committee’s ability, as administrator of the 2007 Plan, to amend the terms of written stock option agreements previously granted to participants in the 2007 Plan.

As is more fully described below, under the 2007 Plan, directors, officers and employees of the Company are eligible to receive awards of stock options, restricted stock, and/or stock appreciation rights. The Plan currently reserves a total of 3,000,000 shares of our common stock for issuance.  If an incentive award granted under the 2007 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2007 Plan.

As of April 1, 2009, awards covering an aggregate of 2,955,819 shares of common stock had been awarded to directors, officers and employees of the Company.  Of these, awards covering 25,000 shares of common stock were forfeited without being exercised, leaving awards covering an aggregate of 2,930,819 shares of common stock granted under the 2007 Plan as of April 1, 2009.  As a result of the awards made to date, there are currently 69,181 shares of our common stock reserved for issuance under the 2007 Plan.

The board of directors of the Company has approved, subject to stockholder approval, a second amendment to the 2007 Plan pursuant to which the aggregate number of shares of common stock over which awards can be granted under the 2007 Plan will be increased from 3,000,000 to 6,000,000.  The board of directors believes that the 2007 Plan is, and will continue to be, an important part of the Company’s overall compensation program, and that the 2007 Plan is necessary to support the Company’s ongoing efforts to develop and retain leaders of the highest quality in our industry.  The Company’s board of directors believes that the adoption of the proposed amendment to the 2007 Plan would, among other things, enhance the long-term shareholder value of the Company by offering additional opportunities to the Company’s directors, officers and employees to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s stockholders.

To be approved by the Company’s stockholders, the amendment to the 2007 Plan increasing the shares of common stock reserved for issuance thereunder from 3,000,000 to 6,000,000 must receive the affirmative vote of a majority of shares outstanding and entitled to vote at the meeting.  The board of directors unanimously recommends that you vote your shares FOR the amendment to our 2007 Plan.

Set forth below is a summary of certain important features of the 2007 Plan, as amended, which summary is qualified in its entirety by reference to the full text of the 2007 Plan, as amended.  The text of the Amendment is set forth in Appendix B hereto.

Administration

The compensation committee of the Board, or the Board in the absence of such a committee, administers the 2007 Plan.  Subject to the terms of the 2007 Plan, the compensation committee has complete authority and discretion to determine the terms of awards under the 2007 Plan.

Grants

The 2007 Plan authorizes the grant to 2007 Plan participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Internal Revenue Code (as amended, the “Code”) and stock appreciation rights, as described below:

•
Options granted under the 2007 Plan entitle the grantee, upon exercise, to purchase a specified number of shares from us at a specified exercise price per share.  The exercise price for shares of common stock covered by an option cannot be less than the fair market value of the common stock on the date of grant unless agreed to otherwise at the time of the grant.

•
Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the compensation committee, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

•
The compensation committee may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

•
The 2007 Plan authorizes the granting of stock awards.  The compensation committee will establish the number of shares of common stock to be awarded and the terms applicable to each award, including performance restrictions.

•
Stock appreciation rights (“SARs”) entitle the participant to receive a distribution in an amount not to exceed the number of shares of common stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of Common Stock on the date of exercise of the SAR and the market price of a share of common stock on the date of grant of the SAR.

Duration, Amendment, and Termination

Our board of directors has the power to amend, suspend or terminate the 2007 Plan without stockholder approval or ratification at any time or from time to time, except that no change may be made that increases the total number of shares of common stock reserved for issuance pursuant to awards or that reduces the minimum exercise price for options or exchange of options for other incentive awards, unless that change is authorized by our stockholders within one year.  Unless sooner terminated, the 2007 Plan will terminate ten years after it was adopted.

PROPOSAL IV

RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our board of directors, upon the recommendation of its Audit Committee, has ratified the selection of Yarel + Partners to serve as our independent registered public accountants for the fiscal year ending December 31, 2009.  The Audit Committee is solely responsible for selecting our independent public accountants.  Although stockholder approval is not required to appoint Yarel + Partners, we believe that submitting this appointment to our stockholders is a matter of good corporate governance.  If you do not ratify the appointment of Yarel + Partners, then their appointment as our independent registered public accounting firm will be reconsidered by our Audit Committee.  Even if the appointment is ratified, our Audit Committee may engage a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the company and our stockholders.

During our fiscal year ended December 31, 2008, there were no disagreements with Yarel + Partners on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their opinion.

The audit report of Yarel + Partners on our consolidated financial statements for the years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee will consider whether the provision of any other services by Yarel + Partners is compatible with maintaining the independence of Yarel + Partners.  The Audit Committee has concluded that Yarel + Partners is independent.

Representatives from Yarel + Partners are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

The board of directors unanimously recommends that you vote your shares “FOR” ratification of this appointment.

Accountant Fees

The following table sets forth fees billed to us by Yarel + Partners during the fiscal years ended December 31, 2008 and 2007 for: (a) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (b) services that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as “audit fees;” (c) services rendered in connection with tax compliance, tax advice and tax planning; and (d) all other fees for services rendered.

	Year Ended December 31,
	2008	2007
Audit Fees	$72,000	$58,000
Audit Related Fees	$0	$0
Tax Fees	$0	$2,784
All Other Fees	$0	$0

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee is solely responsible for the pre-approval of all audit and non-audit services to be provided by the independent accountants.

The Audit Committee, after consideration of the matter, does not believe the rendering of these services by Yarel + Partners to be incompatible with maintaining Yarel + Partners’ independence as our principal independent registered public accountant.

OTHER INFORMATION

Stockholder Communications with the Board; Nomination and Proposal Procedures

Stockholder Communications with Directors.  Stockholders who wish to communicate with the board of directors may do so by mailing any such communications to Shai Novik, President, Modigene Inc., 3 Sapir Street, Weizmann Science Park, Nes-Ziona, Israel 74140.  Your letter should clearly indicate that you are our stockholder.  All communications will be distributed to the board of directors, as appropriate, depending on the facts and circumstances outlined in the communications received.  For example, requests to consider a candidate for nomination to our board of directors will be forwarded to the Governance Committee.

Nominations of Directors. In order for a stockholder nominee to be considered by the Governance Committee to be its nominee and included in our proxy statement, the nominating stockholder must request that our Governance Committee consider such proposed candidate.  Director candidates can be submitted by contacting our President as discussed above.  The committee may request any information that it may reasonably require, including any information with respect to such candidate’s qualifications, in order to make a determination as to whether to nominate the person for director.  Although the Governance Committee will consider candidates proposed by our stockholders, the committee has no obligation to recommend any candidate for nomination to our board.  Our bylaws do not impose any additional requirements in connection with stockholder nominations of directors.

Other Stockholder Proposals. To be considered for inclusion in our proxy statement and form of proxy relating to our 2010 annual meeting of stockholders, the proposing stockholder must file a written notice of the proposal with our President, at the above address, which must be received by us no later than [December 21], 2009, and must otherwise comply in all respects with the applicable rules and regulations set forth by the Securities and Exchange Commission relating to the inclusion of shareholder proposals.  Stockholder proposals must include, with respect to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting, and the reasons for conducting such business at the annual meeting, (b) the name and record address of the stockholder proposing the business, (c) the class and number of shares of our common stock that are owned by the stockholder, and (d) any material interest of the stockholder in such business.

Any proposal submitted with respect to our 2010 annual meeting of stockholders that is submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered timely if we receive written notice of that proposal no less than 45 days, and no more than 75 days, prior to the first anniversary of the date on which we first mailed this proxy statement.  However, if the date of our 2010 annual meeting is changed by more than 30 days from the date of our 2009 annual meeting, the notice and proposal will be considered untimely if it is not received at least 90 days prior to the newly-announced date that we will mail the proxy statement.

Householding of Proxy Materials

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.  We expect that brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions are received from the affected stockholders.  If you receive a notice from a broker that it will be householding communications to your address, the householding will continue until you are notified otherwise, or until you notify your broker or us that you no longer wish to participate in householding.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report in the future, you may (a) notify your broker, or (b) direct your request to Shai Novik at 3 Sapir Street, Weizmann Science Park, Nes-Ziona, Israel 74140.  Upon a written or oral request, we will promptly deliver a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was previously delivered.  Stockholders who receive multiple copies of the proxy statement and annual report at the address and would like to request householding of their communications should contact their broker.

Expenses of Solicitation

We will bear the cost of this proxy solicitation.  Solicitation will be made primarily through the use of the mail, but our officers, directors or employees may solicit proxies personally or by telephone or telegraph without additional remuneration for such activity.  In addition, we will reimburse brokerage houses and other custodians, nominees or fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owner of such shares.

Other Business

As of the date of this proxy statement, we do not know of any other matters to be brought before the annual meeting.  However, if any other matters should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

The prompt return of your proxy is appreciated and will be helpful in obtaining the necessary vote.  Therefore, whether or not you expect to attend the annual meeting, please sign the proxy and return it in the enclosed envelope.

By order of the board of directors

Abraham Havron
Chief Executive Officer

Nes Ziona, Israel
[April 20], 2009

Appendix A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
MODIGENE INC.

(Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes)

I, the undersigned President of Modigene Inc. (the “Corporation”), do hereby certify that:

1.           The Amended and Restated Articles of Incorporation of Modigene Inc. are hereby amended, effective as of the date of filing hereof with the Secretary of State of the State of Nevada, as follows:

The section entitled “FIRST” of the Company’s Amended and Restated Articles of Incorporation be amended in its entirety to read as follows:

“FIRST:  The name of the corporation is [_________]”

2.           The foregoing Amendment to the Amended and Restated Articles of Incorporation has been duly approved by the Board of Directors of the Corporation.

3.           The foregoing Amendment to the Amended and Restated Articles of Incorporation has been duly approved by the required vote of stockholders in accordance with Sections 78.385 and 78.390 of the Nevada Revised Statutes. The total number of outstanding shares of Common Stock of the Corporation is [_________], of which [___________] have voted in favor of the Amendment to the Amended and Restated Articles of Incorporation. The number of shares voting in favor of the Amendment to the Amended and Restated Articles of Incorporation equaled or exceeded the vote required under the Nevada Revised Statutes and the Amended and Restated Articles of Incorporation.

IN WITNESS WHEREOF, the undersigned, President of the Corporation, for the purpose of amending the Amended and Restated Articles of Incorporation of Modigene Inc. hereby makes, files and records this Amendment to the Amended and Restated Articles of Incorporation and certifies that it is the act and deed of the Corporation and that the facts stated herein are true.

Dated as of the [___] day of May, 2009.

MODIGENE INC.

By:
Shai Novik, President

A-1

Appendix B

SECOND AMENDMENT
TO THE
MODIGENE INC.
2007 EQUITY INCENTIVE PLAN

WHEREAS, Modigene Inc. (the “Company”) sponsors and maintains the 2007 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company now desires to amend the Plan to increase the number of shares of common stock of the Company (“Company Stock”) available to satisfy awards issued thereunder;

WHEREAS, the Board of Directors of the Company (the “Board”) has approved an amendment to the Plan that will increase the aggregate number of shares of Company Stock reserved for issuance pursuant to awards made under the Plan from 3,000,000 to 6,000,000 shares of Company Stock;

WHEREAS, pursuant to Section 16 of the Plan, no amendment may be made to the Plan that will increase the aggregate number of shares of Company Stock reserved for issuance pursuant to awards made under the Plan unless the amendment is approved by the stockholders of the Company;

WHEREAS, at the Annual Meeting of Stockholders held on May 21, 2009, the stockholders of the Company approved the increase in the number of shares of Company Stock reserved for issuance under the Plan from 3,000,000 to 6,000,000 shares of Company Stock; and

WHEREAS, the Board has delegated the power and authority to execute this Second Amendment to the undersigned officer of the Company.

NOW, THEREFORE, BE IT RESOLVED that, effective as of the date set forth below, the Plan be and is hereby amended by deleting the first sentence of Section 3 of the Plan and replacing it with the following new sentence:

“Subject to Section 14 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 6,000,000 shares of Company Stock, which may be authorized but unissued shares, or shares held in the Company’s treasury, or shares purchased from stockholders expressly for use under the Plan.”

IN WITNESS WHEREOF, this Amendment has been executed this [_____] day of [________], 2009.

MODIGENE INC.

By:
Shai Novik, President

B-1

ANNUAL MEETING OF STOCKHOLDERS OF

MODIGENE INC.

May 21, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://_____________

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20830303000000000000 2 052109

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Fuad Fares
- ○ Phillip Frost
- ○ Marian Gorecki
- ○ Abraham (Avri) Havron
- ○ Jane H. Hsiao
- ○ Shai Novik
- ○ Steven D. Rubin
- ○ Adam Stern

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM "MODIGENE INC." TO "[________]."	☐	☐	☐
3. APPROVAL OF AMENDMENT TO THE COMPANY'S 2007 EQUITY INCENTIVE PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 3,000,000 TO 6,000,000.	☐	☐	☐
4. RATIFICATION OF APPOINTMENT OF YAREL + PARTNERS AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2, Proposal 3 and Proposal 4.**

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.